UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 25, 2023

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure required by this Item is included in Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Cancellation of Certificate of Designation of Series AA Preferred Stock

As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 14, 2022, Mullen Automotive Inc. (the “Company”) filed, on November 14, 2022, a certificate of designation with the Secretary of State of the State of Delaware that designated the rights, preferences, privileges and restrictions of one share of Series AA Preferred Stock (the “Series AA Certificate of Designation”). On January 19, 2023, the Series AA Preferred Stock by its terms was automatically redeemed, as described in the Company’s definitive Proxy Statement filed with the SEC on November 25, 2022 and Amendments to the Company’s definitive Proxy Statement filed with the SEC on December 16, 2022 and January 13, 2023 (collectively, the “Proxy Statement”). Pursuant to the terms of the Series AA Certificate of Designation, upon redemption, the share of Series AA Preferred Stock redeemed was automatically retired and restored to the status of an authorized but unissued share of preferred stock, par value $0.001 per share (“Preferred Stock”), of the Company.

On January 30, 2023,  the Company filed a certificate of cancellation (the “Certificate of Cancellation”) with the Secretary of State of the State of Delaware, effective as of the time of filing, cancelling the Series AA Certificate of Designation, and thereby eliminating all Series AA Preferred Stock. The foregoing description is qualified in its entirety by the full text of the Certificate of Cancellation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Amendment to Second Amended and Restated Certificate of Incorporation

On January 25, 2023, at the Special Meeting (as defined below), the Company’s stockholders approved an amendment (the “Amendment”) to Section A of Article III of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of shares of authorized common stock, par value $0.001 per share (“Common Stock”), of the Company from 1,750,000,000 shares to 5,000,000,000 shares, with a corresponding increase in the Company’s total authorized capital stock, which includes Common Stock and Preferred Stock, from 2,250,000,000 shares to 5,500,000,000 shares.

On January 30, 2023, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware implementing the Amendment. The foregoing description is qualified in its entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2022, the Company convened its Special Meeting of Stockholders on December 23, 2022 (the “Special Meeting”), which was adjourned and reconvened on January 19, 2023. As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2023, the Company reconvened the Special Meeting on January 19, 2023, which was partially adjourned to January 25, 2023 solely with respect to the voting on Proposal No. 2, the Authorized Share Increase Proposal, as described in the Proxy Statement.

As of November 21, 2022, the record date of the Special Meeting, there were 1,659,097,754 shares of Common Stock, 1,925 shares of Series A Preferred Stock, zero shares of Series B Preferred Stock, and 1,211,757 shares of Series C Preferred Stock entitled to vote at the Special Meeting. Present in person (virtually via live audiocast) or by proxy at the Special Meeting were more than 33-1/3 percent of the outstanding capital stock entitled to vote at the Special Meeting, which constituted a quorum. The vote required for Proposal No. 2 is described in the Proxy Statement.

At the Special Meeting reconvened on January 25, 2023, the stockholders of the Company entitled to vote thereon approved Proposal No.2, an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, to increase the aggregate number of shares of Common Stock that the Company is authorized to issue from One Billion Seven Hundred Fifty Million (1,750,000,000) to Five Billion (5,000,000,000) was approved by a vote of stockholders as follows:

The shares of Common Stock, entitled to vote thereon, voting as a separate class were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
833,618,762	278,887,857	7,198,940	-

The shares of Common Stock, Series A Preferred Stock (each share being entitled to 1,000 votes), Series B Preferred Stock (voting on an as-converted to Common Stock basis), and Series C Preferred Stock (voting on an as-converted to Common Stock basis), entitled to vote thereon, all voting together were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
836,690,061	278,894,857	7,198,940	-

The voting results for Proposals No. 1, 4 and 5, the Reverse Stock Split Proposal, the Nasdaq Listing Rule 5635(d) Proposal, and the Adjournment Proposal, respectively, were reported in the Company’s Current Reports on Form 8-K filed with the SEC on December 23, 2022 and January 23, 2023. Proposal No. 3, the Reincorporation Proposal, was withdrawn from stockholder consideration, as described in the Amendment to the Proxy Statement filed with the SEC on December 16, 2022. No other matters were considered or voted upon at the Special Meeting.

Item 7.01	Regulation FD Disclosure.

On January 25, 2023, the Company issued a press release announcing the voting results of the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is not deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall this item and Exhibit 99.1 be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Item 8.01	Other Events.

As the Company previously disclosed in its Current Report on Form 8-K filed with the SEC on January 13, 2023, the Company filed a validation proceeding with the Delaware Court of Chancery (the “Court of Chancery”) pursuant to Section 205 of the Delaware General Corporation Law (“Section 205”). Section 205 permits the Court of Chancery, in its discretion, to ratify and validate potentially defective acts or failures of authorization. On January 25, 2023, the Court of Chancery issued an order pursuant to Section 205 validating and declaring effective, as of the time each act was originally taken, the amendment to the Company’s Second Amended and Restated Certificate of Incorporation filed with the Office of the Secretary of State of the State of Delaware on July 26, 2022 (the “2022 Amendment”), and shares of Common Stock and Preferred Stock, including securities exercisable for, convertible into or settleable in Common Stock, that were issued by the Company in reliance on the 2022 Amendment. The 2022 Amendment increased the number of shares of Common Stock authorized for issuance from 500,000,000 share to a total of 1,750,000,000 shares of Common Stock, and increased the number of shares of Preferred Stock authorized for issuance from 58,000,000 shares to a total of 500,000,000 shares of Preferred Stock, with a corresponding increase in the total authorized capital stock, which includes Common Stock and Preferred Stock, from 558,000,000 shares to 2,250,000,000 shares.

As the Company previously has disclosed, a putative stockholder class action was filed in the Court of Chancery, styled as Robbins v. Michery, et al., C.A. No. 2022-1131-LWW (the “Robbins Action”). On December 13, 2022, a second putative stockholder class action was filed in the Court of Chancery, styled as Foley v. Michery, et al., C.A. No. 2022-1147-LWW (the “Foley Action” and, together with the Robbins Action, the “Stockholder Actions”). The plaintiffs in the Stockholder Actions filed complaints alleging, among other things, that the number of shares of Common Stock issued and outstanding as of the record date (the “Annual Meeting Record Date”) for the Annual Meeting of stockholders held on July 26, 2022 (the “2022 Annual Meeting”) was 477,510,822 and that, based on this eligible share total, a majority of shares of Common Stock, when considered separately as a class, did not vote in favor of the increase in authorized shares at the 2022 Annual Meeting. On December 16, 2022, the Court of Chancery issued a status quo order preventing the Company and the defendants in the Stockholder Actions from purporting to act as a result of any vote of shares at the Company’s Special Meeting, pending final disposition of the Stockholder Actions (the “Status Quo Order”). On January 25, 2023, the Court of Chancery entered an order vacating the Status Quo Order.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Cancellation filed on January 30, 2023
3.2	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation filed on January 30, 2023
99.1	Press release dated January 25, 2023
10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: January 30, 2023	By:	/s/ David Michery
David Michery
Chief Executive Officer